Vanguard Energy Fund

Supplement to the Prospectus and Summary Prospectus Dated May 25, 2016

Important Change to Vanguard Energy Fund

Effective June 2016, Karl E. Bandtel will retire from Wellington Management Company LLP (Wellington Management) and will no longer serve as a portfolio manager for the portion of Vanguard Energy Fund managed by Wellington Management.

Gregory J. LeBlanc, who currently serves as a portfolio manager with Mr. Bandtel, will remain as the sole portfolio manager of the Wellington Management portion of the Fund upon Mr. Bandtel’s retirement. The Fund’s investment objective, strategies, and policies will remain unchanged.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 51A 052016

Vanguard Specialized Funds

Supplement to the Statement of Additional Information Dated May 25, 2016

Important Change to Vanguard Energy Fund

Effective June 2016, Karl E. Bandtel will retire from Wellington Management Company LLP (Wellington Management) and will no longer serve as a portfolio manager for the portion of Vanguard Energy Fund managed by Wellington Management.

Gregory J. LeBlanc, who currently serves as a portfolio manager with Mr. Bandtel, will remain as the sole portfolio manager of the Wellington Management portion of the Fund upon Mr. Bandtel’s retirement. The Fund’s investment objective, strategies, and policies will remain unchanged.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 51E 052016